Mortgage-Backed Debt and Related Collateral	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Mortgage-Backed Debt and Related Collateral
19.	Mortgage-Backed Debt and Related Collateral

Mortgage-Backed Debt

Mortgage-backed debt consists of debt issued by the Residual and Non-Residual Trusts that have been consolidated by the Company. The mortgage-backed debt of the Residual Trusts is carried at amortized cost while the mortgage-backed debt of the Non-Residual Trusts is carried at fair value. Refer to the Consolidated Variable Interest Entities section of Note 4 for further information regarding the consolidated Residual and Non-Residual Trusts.

Provided in the table below is information regarding the mortgage-backed debt issued by the consolidated Residual and Non-Residual Trusts (dollars in thousands):

	December 31, 2013	Weighted- Average Stated Interest Rate(1)	December 31, 2012	Weighted- Average Stated Interest Rate(1)
Mortgage-backed debt at amortized cost (unpaid principal balance of $1,204,539 and $1,316,988 at December 31, 2013 and 2012, respectively)	$1,203,084	6.68%	$1,315,442	6.72%
Mortgage-backed debt at fair value (unpaid principal balance of $735,379 and $825,200 at December 31, 2013 and 2012, respectively)	684,778	5.85%	757,286	5.72%

Total mortgage-backed debt	$1,887,862	6.37%	$2,072,728	6.33%

(1)	Represents the weighted-average stated interest rate, which may be different from the effective rate due to the amortization of discounts and issuance costs.

Borrower remittances received on the residential loans collateralizing this debt, as well as draws under LOCs serving as credit enhancements to certain Non-Residual Trusts, are used to make the principal and interest payments due on the mortgage-backed debt. The maturity of the mortgage-backed debt is directly affected by principal prepayments on the collateral. As a result, the actual maturity of the mortgage-backed debt is likely to occur earlier than the stated maturity. Certain of the Company’s mortgage-backed debt issued by the Residual Trusts is also subject to redemption according to specific terms of the respective indenture agreements, including the option to exercise a clean-up call. The mortgage-backed debt issued by the Non-Residual Trusts is subject to mandatory clean-up calls. The Company is obligated to exercise the clean-up calls on the earliest possible call date, which is the date the principal amount of each loan pool falls to 10% of the original principal amount. The total outstanding balance of the residential loans expected to be called at the various respective call dates is $418.4 million.

Residual Trusts

The Residual Trusts have issued mortgage-backed and asset-backed notes, or the Trust Notes, consisting of both public debt offerings and private offerings with final maturities ranging from 2029 to 2050.

The Residual Trusts, with the exception of WIMC Capital Trust 2011-1, contain provisions that require the cash payments received from the underlying residential loans be applied to reduce the principal balance of the Trust Notes unless certain overcollateralization or other similar targets are satisfied. These trusts contain delinquency and cumulative loss triggers, that, if exceeded, allocate any excess cash flows to paying down the outstanding principal balance of the Trust Notes for that particular trust at an accelerated pace. Assuming no servicer trigger events have occurred and the overcollateralization targets have been met, any excess cash is released to the Company either monthly or quarterly, in accordance with the terms of the respective underlying trust agreements. For WIMC Capital Trust 2011-1, principal and interest payments are not paid on the subordinate note or residual interests, which are held by the Company, until all amounts due on the senior notes are fully paid.

Since January 2008, Mid-State Capital Corporation 2006-1 Trust, or Trust 2006-1, has exceeded certain triggers and has not provided any excess cash flow to the Company. The delinquency rate for Trust 2006-1, the calculation of which includes real estate owned, was 8.9% at December 31, 2013 compared to a delinquency trigger level of 8.0% and its cumulative loss rate was 8.0% at December 31, 2013 compared to a cumulative loss trigger level of 7.0%. In addition, from September 2012 through February 2013, Mid-State Capital Corporation 2005-1 Trust, or Trust 2005-1, exceeded the delinquency trigger level of 8.0%. At March 31, 2013, the delinquency rate for Trust 2005-1 was cured and remains cured as of December 31, 2013. Trust 2005-1 did not exceed the cumulative loss trigger during September 2012 through February 2013.

Non-Residual Trusts

The Company has consolidated ten trusts for which it is the servicer, but does not hold any residual interests. The Company is obligated to exercise mandatory clean-up call obligations for these trusts and expects to call these securitizations beginning in 2017 and continuing through 2019. The total outstanding balance of the residential loans expected to be called at the various respective call dates is $418.4 million.

Collateral for Mortgage-Backed Debt

At December 31, 2013, the Residual and Non-Residual Trusts have an aggregate of $1.9 billion of principal in outstanding debt, which is collateralized by $2.4 billion of assets, including residential loans, receivables related to the Non-Residual Trusts, real estate owned, net, and restricted cash and cash equivalents. For seven of the ten Non-Residual Trusts, LOCs were issued by a third party as credit enhancements to these securitizations and, accordingly, the securitization trusts will draw on these LOCs if there are insufficient cash flows from the underlying collateral to pay the debt holders. The notional amount of expected draws under the LOCs at December 31, 2013 was $44.0 million. The fair value of the expected draws of $43.5 million at December 31, 2013 has been recognized as receivables related to Non-Residual Trusts, which is a component of receivables, net on the consolidated balance sheet. All of the Company’s mortgage-backed debt is non-recourse and not cross-collateralized and, therefore, must be satisfied exclusively from the proceeds of the residential loans and real estate owned held in each securitization trust and from the draws on the LOCs for certain Non-Residual Trusts.

The following table summarizes the collateral for mortgage-backed debt (in thousands):

	December 31,
	2013	2012
Residential loans of securitization trusts, principal balance	$2,248,467	$2,458,678
Receivables related to Non-Residual Trusts	43,545	53,975
Real estate owned, net	42,298	43,115
Restricted cash and cash equivalents	58,081	58,253

Total mortgage-backed debt collateral	$2,392,391	$2,614,021